SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2003

DOTRONIX, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-9996	41-1387074
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 First Street S.E., New Brighton, Minnesota		55112-7894
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (651) 633-1742

N/A
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

The registrant’s  press release announcing its results for the quarter ended March 31, 2003, is being furnished as an exhibit to this Report on Form 8-K pursuant to Items 9 and 12 of Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2003	Dotronix, Inc.

	By	/s/ Robert V. Kling
Robert V. Kling
Chief Financial Officer